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                                                                   Exhibit 10(a)

                                 AMENDMENT NO.3

                                       TO

              THE NEWHALL LAND AND FARMING COMPANY RETIREMENT PLAN


                 The Newhall Land and Farming Company Retirement Plan, as restated in its entirety effective January 1, 1989, and subsequently amended, is hereby further amended as follows:

                 FIRST: Effective July 15, 1998, the third sentence of Section
1.01 is amended to read in full as follows:

                 "Notwithstanding the preceding sentence, determining (i) whether the present value of a Participant's accrued benefit exceeds $3,500 ($5,000, effective July 15,1998) for purposes of
                 Section 7.05 and (ii) the amount of a lump sum benefit shall be based on an interest rate that is the lesser of either the Applicable Interest Rate or nine percent (9%)."

                 SECOND: Effective January 1, 1989, the first two paragraphs of
Section 1.10 (the lead-in paragraph and subsection (a)) are amended to read in full as follows:

                "1. 10. Compensation shall mean, the compensation reportable for Federal Income Tax purposes, including severance payments, that is or would have been paid to an Employee if such Employee had not made (i) a salary deferral election under The Newhall Land and Farming Company Employee Savings Plan, (ii) an election under any plan described in Section 125 of the Code or (iii) an election to defer the receipt of salary or bonus (whether payable in cash or employer securities) under a nonqualified deferral arrangement; provided that, effective for terminations of employment on and after December 1, 1993, Compensation does not include severance pay. If an amount is included in Compensation at the time of deferral pursuant to the previous sentence, no amount attributable to the amount so deferred will be included in Compensation at the time the deferred amount is actually paid.

                                    (a)     Compensation does not include that
                                            portion of compensation imputed for
                                            tax purposes as a result of fringe
                                            benefits (including any gain upon
                                            the exercise of options to acquire
                                            employer securities or the sale of
                                            securities acquired thereunder, the
                                            vesting of restricted employer
                                            securities or other gains from
                                            equity compensation other


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                                            than employer securities that are
                                            payable (or would be payable absent
                                            a deferral election by the
                                            Participant) as an annual bonus) and
                                            other similar forms of compensation
                                            as determined in accordance with
                                            nondiscriminatory rules adopted by
                                            the Committee."

                 THIRD:  Effective January 1, 1997, the third paragraph of
Section 1.10(b) is hereby amended to read in full as follows:

                 "The remainder of this paragraph applies before January 1, 1997, but not thereafter: In determining the above limits, to the extent required by law, the family aggregation rules of Code Section 414(q)(6), as in effect before January 1, 1997, apply, except that the term "family" includes only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. To the extent required by applicable Regulations, if the limitation is reached for a family group, then the limitation amount will be prorated among each member of the family group in the proportion that each family member's compensation bears to the total compensation of the family group."

                 FOURTH: Effective July 15,1998, the first sentence of Section 7.05(a) is amended to read in full as follows:

                 "Notwithstanding Sections 7.01 through 7.04, if the Actuarial Equivalent of a Participant's accrued vested benefits is less than or equal to $1,750 ($3,500 after December 31, 1984 and before July 15, 1998 with respect to Participants having at least one Hour of Service or one hour of paid leave on or after August 23, 1984; and $5,000 on and after July 15, 1998 with respect to all Participants), the Committee may direct that such Participant be paid the Actuarial Equivalent of such benefits in one lump sum."

                 FIFTH: Effective January 1, 1997, Section 7.07(c) is hereby amended to read in full as follows:

                 "(c) Minimum Distributions. Notwithstanding the preceding subsection, for Plan years beginning after December 31, 1988, distributions will be made in accordance with the following:

                                    (1)     Regulations under Code Section
                                            401(a)(9), and the incidental death
                                            benefit requirements in Code Section
                                            401 (a)(9)(G);


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                                    (2)     Distribution of a Participant's
                                            benefits under the Plan shall
                                            commence no later than April 1 of
                                            the calendar year following the
                                            later of: (i) the calendar year in
                                            which the Participant attains age 70
                                            1/2 or, if the Participant attains
                                            age 70 1/2 after December 31, 1999,
                                            and is not, with respect to the Plan
                                            Year ending in the calendar year in
                                            which he attains age 70 1/2, a Five
                                            Percent Owner, (ii) the calendar
                                            year in which the Participant
                                            retires.

                                    (3)     If, pursuant to Section 7.07(c)(2)
                                            above, distribution of a
                                            Participant's benefit begins later
                                            than April 1 of the calendar year
                                            following the calendar year in which
                                            the Participant attains age 70 1/2,
                                            the Participant's retirement benefit
                                            at such time thereafter as benefits
                                            begin shall be equal to the
                                            Actuarial Equivalent of the
                                            retirement benefit that would have
                                            been payable to such Participant
                                            beginning on the later of such April
                                            1 or January 1, 1997, plus the
                                            Actuarial Equivalent of any benefits
                                            accrued after that date."

                 SIXTH: Except as modified by this Amendment, all the terms and provisions of the Plan (as previously amended) shall continue in full force and effect.

                 IN WITNESS WHEREOF, Newhall Management Corporation, managing general partner of Newhall Management Limited Partnership, managing general partner of The Newhall Land and Farming Company, a California limited partnership, has caused this




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Amendment No.3 to be executed on behalf of such partnership by its duly authorized officer this 15th day of July, 1998.


                                        THE NEWHALL LAND AND FARMING
                                        COMPANY (A CALIFORNIA LIMITED
                                        PARTNERSHIP)

                                        BY:  NEWHALL MANAGEMENT LIMITED
                                             PARTNERSHIP
                                             MANAGING GENERAL PARTNER


                                        BY:  NEWHALL MANAGEMENT CORPORATION
                                             MANAGING GENERAL PARTNER



                                        By:
                                             ----------------------------
                                                 Thomas H. Almas
                                                 SECRETARY



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